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                                                                    EXHIBIT 10.6

                           FORM OF GRANT PRIDECO, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN




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                               GRANT PRIDECO, INC.

                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                TABLE OF CONTENTS
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                                                                   Section
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ARTICLE I - DEFINITIONS

         Board of Directors...........................................1.1
         Company......................................................1.2
         Date of Grant................................................1.3
         Disability...................................................1.4
         Fair Market Value............................................1.5
         Non-Employee Director........................................1.6
         Option.......................................................1.7
         Option Agreement.............................................1.8
         Optionee.....................................................1.9
         Plan........................................................1.10
         Retire or Retirement .......................................1.11
         Stock.......................................................1.12

ARTICLE II - PROVISIONS RELATING TO SPECIFIC OPTIONS

         Automatic Grants Every Three Years...........................2.1
         Automatic Grants for New Directors...........................2.2
         Automatic Grants Upon the Spin-Off...........................2.3

ARTICLE III - GENERAL PROVISIONS RELATING TO ALL OPTIONS

         Dedicated Shares.............................................3.1
         Option Price.................................................3.2
         Amount Exercisable...........................................3.3
         Exercise of Options..........................................3.4
         Non-Transferability..........................................3.5
         Requirements of Law..........................................3.6
         Changes in the Company's Capital Structure...................3.7
         Form of Options..............................................3.8
         Written Agreement............................................3.9
         No Rights as Stockholder....................................3.10

ARTICLE IV - AMENDMENT OR TERMINATION OF PLAN


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
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ARTICLE V - MISCELLANEOUS

         No Retention Obligation......................................5.1
         Taxes........................................................5.2
         Gender.......................................................5.3
         Headings.....................................................5.4
         Other Compensation...........................................5.5
         Other Options................................................5.6
         Governing Law................................................5.7


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                               GRANT PRIDECO, INC.
                  1999 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN



         This Grant Prideco, Inc. 1999 Non-Employee Director Stock Option Plan (the "Plan") is adopted for the benefit of the directors of Grant Prideco, Inc., a Delaware corporation (the "Company") who, at the time of their service, are not employees of the Company or any of its subsidiaries. The Plan is intended to advance the interest of the Company by providing such directors with an additional incentive to serve the Company by increasing their proprietary interest in the success of the Company. The Plan is effective on the effective date of the distribution by Weatherford International, Inc. to its stockholders of all the outstanding shares of stock of the Company.


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                                    ARTICLE I

                                   DEFINITIONS


         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         1.1 "BOARD OF DIRECTORS" means the board of directors of the Company.

         1.2 "COMPANY" means Grant Prideco, Inc., a Delaware corporation.

         1.3 "DATE OF GRANT" means the date on which an Option is granted to a Non-Employee Director.

         1.4 "DISABILITY" means a mental or physical disability of the Optionee which, in the opinion of a physician selected by the President of the Company,
(i) shall prevent the Optionee from adequately performing his services as a director of the Company and (ii) can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months.

         1.5 "FAIR MARKET VALUE" of the Stock as of any date means the closing sale price of the Stock on that date (or, if there was no sale on such date, the next preceding date on which there was such a sale) on the principal national securities exchange on which the Stock is listed.

         1.6 "NON-EMPLOYEE DIRECTOR" means a director of the Company who, while a director, is not an employee of the Company, or a corporation, of which a majority of voting securities is owned, directly or indirectly, by the Company.

         1.7 "OPTION" means an option or warrant granted under this Plan to purchase shares of Stock.

         1.8 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option.

         1.9 "OPTIONEE" means a person who is granted an Option under this Plan.

         1.10 "PLAN" means the Grant Prideco, Inc. 1999 Non-Employee Director Stock Option Plan, as set out in this document and as it may be amended from time to time.

         1.11 "RETIRE" or "RETIREMENT" means the cessation of an Optionee's services as a director on the Board of Directors under the then-established retirement rules of the Board of Directors.

         1.12 "STOCK" means the common stock of the Company, $.01 par value.


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                                   ARTICLE II

                     PROVISIONS RELATING TO SPECIFIC OPTIONS

         2.1 AUTOMATIC GRANTS EVERY THREE YEARS. Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding Options, on every third annual meeting of the Company's stockholders that occurs while the Plan is in effect, each person who is then a Non-Employee Director shall be granted on each such date an Option to purchase 60,000 shares of Stock.

         2.2 AUTOMATIC GRANTS FOR NEW DIRECTORS. Subject to the availability under the Plan of a sufficient number of shares of Stock that may be issued upon the exercise of outstanding Options, upon his initial election to serve as a director of the Company, a Non-Employee Director who was not granted an Option pursuant to Section 2.3 shall be granted an Option to purchase 60,000 shares of Stock. Upon the receipt of an Option under the Plan pursuant to this Section 2.2, the Optionee shall not be eligible to receive another Option for new Non-Employee Directors pursuant to this Section 2.2. Nothing in this Section 2.2 shall affect the eligibility of an Optionee to receive an Option pursuant to
Section 2.1.

         2.3 AUTOMATIC GRANTS UPON THE SPIN-OFF. Each person who is a Non-Employee Director on the date as of which the distribution by Weatherford International, Inc. to its stockholders of all the outstanding shares of stock of the Company (the "Spin-Off Date") shall, upon the Spin-Off Date, be granted an Option to purchase 60,000 shares of Stock.


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                                   ARTICLE III

                   GENERAL PROVISIONS RELATING TO ALL OPTIONS


         3.1 DEDICATED SHARES. The total number of shares of Stock with respect to which Options may be granted under the Plan shall be ________________ shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 3.1 shall be subject to adjustment in accordance with the provisions of Section 3.7.

         If any outstanding Option expires or terminates for any reason or any Option is surrendered, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

         3.2 OPTION PRICE. The price for which Stock may be purchased under an Option shall be 100 percent of the Fair Market Value of the Stock on the Date of Grant.

         3.3 AMOUNT EXERCISABLE. Each Option Agreement shall contain the following terms of exercise:

                  (a) Except as specified below, an Option may not be exercised until the Optionee has served as a director of the Company for three years following the Date of Grant.

                  (b) If the Non-Employee Director ceases to serve on the Board of Directors prior to three years from the Date of Grant, for any reason, with or without cause, other than for death, Retirement, or severance for Disability, the Option shall terminate and be immediately forfeited. If the Non-Employee Director ceases to serve on the Board of Directors for any reason, with or without cause, other than for death, Retirement, or severance for Disability on or after three years from the Date of Grant, the Option shall continue in effect until ten years from the Date of Grant.

                  (c) If the Non-Employee Director dies prior to three years from the Date of Grant, the Option shall be immediately exercisable and shall continue in effect until ten years following the date of his death. If the Non-Employee Director dies on or after three years from the Date of Grant, the Option shall continue in effect until ten years from the Date of Grant. After the death of the Non-Employee Director, his executors, administrators or any persons to whom the Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration to exercise it.

                  (d) If the Non-Employee Director Retires prior to three years from the Date of Grant, he shall become entitled to exercise that portion of the Option determined by multiplying the number of shares of Stock subject to the Option by a fraction, the numerator of which is his total whole years of service as a director of the


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         Company since the Date of Grant and the denominator of which is three.
         To the extent that the Option is exercisable under the preceding sentence, the Option shall be exercisable until ten years following the date of the Non-Employee Director's Retirement and the remainder of the Option shall terminate immediately. If the Non-Employee Director Retires on or after three years from the Date of Grant, the Option shall continue until ten years from the Date of Grant.

                  (e) If the Non-Employee Director ceases to be a director of the Company due to Disability prior to three years from the Date of Grant, the Option shall be immediately exercisable and shall continue in effect until ten years following the date the Non-Employee Director ceased to be a director of the Company due to a Disability. If the Non-Employee Director ceases to be a director of the Company due to Disability on or after three years from the Date of Grant, the Option shall continue in effect until ten years from the Date of Grant.

         3.4 EXERCISE OF OPTIONS. An Optionee may exercise his Option by delivering to the Company a written notice stating (i) that he wishes to exercise the Option on the date the notice is delivered, (ii) the number of shares of Stock with respect to which the Option is to be exercised, (iii) the address to which the certificate representing such shares of Stock should be mailed, and (iv) his social security number. In order to be effective, such written notice shall be accompanied by (i) payment of the Option price of such shares of Stock and (ii) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option. Each such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

         Unless otherwise provided in an Agreement, if, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors authorizing the acquisition by the Company of its own shares of Stock for such purpose, then the Optionee may deliver to the Company, in payment of the Option price of the shares of Stock with respect to which the Option is exercised, (x) certificates registered in the name of the Optionee that represent a number of shares of Stock legally and beneficially owned by the Optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option price of the shares of Stock with respect to which the Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company), and (y) if the Option price of the shares of Stock with respect to which such Option is to be exercised exceeds such fair market value, a cashier's check drawn on a national banking


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association and payable to the order of the Company in an amount, in United
States dollars, equal to the amount of such excess plus the amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option price of the shares of Stock with respect to which the Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company with such written notice shall be returned to the Optionee, together with notice by the Company to the Optionee of the refusal of the Committee to accept such shares of Stock. Unless otherwise provided in the Agreement, the Company, upon approval of the Committee and in its sole discretion, upon the request of the Optionee, may retain shares of Stock which would otherwise be issued upon exercise of an Option to satisfy any withholding tax liability that may result from the exercise of such Option, which shares shall be valued for such purpose at their then Fair Market Value. If, at the expiration of seven business days after the delivery to the Optionee of such written notice from the Company, the Optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option price of the shares of Stock with respect to which the Option is to be exercised, such written notice from the Optionee to the Company shall be ineffective to exercise the Option.

         As promptly as practicable after the receipt by the Company of (i) such written notice from the Optionee, (ii) payment, in the form required by the foregoing provisions of this Section 3.4, of the Option price of the shares of Stock with respect to which the Option is to be exercised, and (iii) payment, in the form required by the foregoing provisions of this Section 3.4, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of the Option, a certificate shall be issued representing the number of shares of Stock with respect to which the Option has been so exercised, reduced, to the extent applicable by the number of shares retained by the Company as provided above to pay any required withholding tax, such certificate to be registered in the name of the Optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the Optionee to the Company.

         3.5 NON-TRANSFERABILITY. Except as expressly provided otherwise in an Optionee's Option Agreement, Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Optionee's lifetime, only by him.

         3.6 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares on the exercise of the Option if the issuance of such shares shall constitute a violation by the Non- Employee Director or the Company of any provisions of any law or regulation of any governmental authority. The Option shall be subject to the requirements that, if at any time the Board of Directors shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, the Option may not be exercised in whole or in part unless such


                                      III-3

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listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any condition not acceptable to the Board of Directors. If required at any time by the Board of Directors, the Option may not be exercised until the Non-Employee Director has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Option, the Company shall not be required to issue the underlying shares unless the Board of Directors has received evidence satisfactory to it to the effect that the Non-Employee Director will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Board of Directors has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board of Directors shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with Securities Act of 1933:

                  The shares of stock represented by this certificate have not been registered under the Securities Act of 1993 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

         The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority.

         3.7 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on its Stock, or other increase or reduction of the number of shares of the Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Stock, the Options shall extend to such other securities) in such a manner as to entitle an Optionee to receive, upon exercise of an Option, for the same aggregate cash


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consideration, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised his Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and (b) the number and class of shares then reserved for issuance under the Plan (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Stock as a result of the event requiring the adjustment. Comparable rights shall accrue to each Optionee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above.

         If the Company shall distribute to all holders of its shares of Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Stock continue to hold shares of Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) an amount per share of Stock equal to $.01 per share of Stock (as the same may be adjusted from time to time by the Board of Directors to reflect the effect of changes in capitalization) and (b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Stock or other equity securities of the Company described in the immediately preceding paragraph, but including stock or other securities of any corporation or other entity owned by the Company), then in each case the Option price shall be adjusted by reducing the Option price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors (whose determination shall be described in a statement filed in the Company's corporate records and be available for inspection by any holder of an Option) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Stock; provided that in no event shall the Option price be less than the par value of a share of Stock. In the event such adjustment would result in the Option price being less than the par value of a share of Stock but for the foregoing proviso, the terms of the Option shall be appropriately adjusted so as to maintain the economic value of the Option, including through an adjustment to the number of shares of Stock subject to the Option and through a provision allowing the holder of the Option to receive the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Stock for each share of Stock that may be purchased on the exercise of the Option. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. In addition, in the event the Company distributes shares or other securities of a subsidiary corporation or other entity to the holders of the Stock, the Board of Directors may, in lieu of the adjustment provided above, make provision allowing the holder of the Option to receive the shares or securities of the corporation or entity that is subject to the distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.


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         If the Company shall make a tender offer for, or grant to all of its holders of its shares of Stock the right to require the Company or any subsidiary of the Company to acquire from such stockholders shares of Stock, at a price in excess of the Current Market Price (a "Put Right"), or the Company shall grant to all of its holders of its shares of Stock the right to acquire shares of Stock for less than the Current Market Price (a "Purchase Right") then, in the case of a Put Right, the Option price shall be adjusted by multiplying the Option price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Stock then outstanding minus the number of shares of Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option price shall be adjusted by multiplying the Option price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Stock then outstanding plus the number of shares of Stock which could be purchased at the Current Market Price for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option price. Notwithstanding the foregoing, if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option price and number of shares subject to the Option shall be appropriately readjusted to reflect the Option price and number of shares subject to the Option which would have been in effect if such unexercised Put Rights or Purchase Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

         After the merger of one or more corporations into the Company, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company shall be the surviving corporation, each Optionee, at no additional cost, shall be entitled to receive, upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation such Optionee had been a holder of a number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Stock are not entitled to receive any shares of Stock pursuant to the terms thereof, each Optionee, at no additional cost, shall be entitled to receive, upon exercise of his Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each Optionee in the event of successive mergers or consolidations of the character described above.

         After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in


                                      III-6

section 424(a) of the Code in which the Company is not the surviving corporation, each Optionee shall, at no additional cost, be entitled, at the option of the surviving corporation, (i) to have his then existing Option assumed or to have a new option substituted for the existing Option by the surviving corporation to the transaction which is then employing him, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such option is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such substitution or assumption over the aggregate Option price of such shares, provided that the shares subject to the new option must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System (or successor system) or (ii) to receive upon any exercise of his Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement or merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction such Optionee had been the holder of the number of shares of Stock equal to the number of shares as to which the Option shall then be so exercised.

         If a corporate transaction described in section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while an Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors as of the effective date of any such corporate transaction but before the date each Optionee shall be provided with a notice of such cancellation and each Optionee shall have the right to exercise such Option in full (without regard to any limitations on exercise set forth in or imposed by the Agreement pursuant to which such Option was granted) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

         In the event (i) the Company were to distribute to its stockholders or otherwise divest of a majority of the stock of a subsidiary corporation that is the principal employer of the Employee and (ii) following such distribution or divestment the stock of the subsidiary corporation or any parent corporation of such subsidiary corporation is listed or authorized for listing on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation National Market System (or successor system), the Board of Directors may, but shall not be required to, adjust the terms of the Option to provide that such Option shall only represent a right to purchase shares in such subsidiary corporation or parent corporation and the number of shares and exercise price will be appropriately adjusted so as to maintain the economic value of the Option. This adjustment would be in lieu of any adjustment that might otherwise be required under this Section 3.7 for that transaction.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.


                                      III-7
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         For purposes of this Section 3.7, Current Market Price per share of
Stock shall mean the closing price of a share of Stock as reported by the principal national securities exchange on which the Stock is then listed if the Stock is then listed on a national securities exchange, or the average bid and asked prices of a share of Stock as reported in the National Association of Securities Dealers Automated Quotation National Market System (or successor system) listing if the Stock is not then listed on a national securities exchange, on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.

         3.8 FORM OF OPTIONS. All Options granted under this Plan will be nonqualified stock options that are not intended to qualify as incentive stock options under section 422 of the Internal Revenue Code of 1986, as amended.

         3.9 WRITTEN AGREEMENT. Each Option shall be embodied in a written Option Agreement which shall be subject to the terms and conditions of the Plan and shall be signed by the Optionee and by an officer of the Company.

         3.10 NO RIGHTS AS STOCKHOLDER. No Optionee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


                                     III-8

                                   ARTICLE IV

                        AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors of the Company may amend or terminate the Plan at any time, in its sole and absolute discretion subject to the rights of holders of outstanding Options at the time of such amendment or termination.

                                    ARTICLE V

                                  MISCELLANEOUS


         5.1 NO RETENTION OBLIGATION. The granting of any Option shall not impose upon the Company any obligation to continue to retain the Optionee's services as a director of the Company.

         5.2 TAXES. The Company shall not be obligated to advise an Optionee of the existence of any tax that may apply with respect to the grant or exercise of an Option.

         5.3 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         5.4 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

         5.5 OTHER COMPENSATION. The adoption of this Plan shall not affect any other compensation in effect for the Non-Employee Directors, nor shall this Plan preclude the Company from establishing any other forms of compensation for Non-Employee Directors.

         5.6 OTHER OPTIONS. The grant of an Option shall not confer upon an Optionee the right to receive any future or other Options under this Plan.

         5.7 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.


                                       V-1